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                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                           FORM 8-K/A
                        CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of Report April 26, 2000

                   SBI Communications, Inc
           (Exact name of registrant as specified in its charter)

 ...............................................................
 ...............................................................

             Delaware          0-28416        58-1700840
(State or other jurisdiction   (Commission    (IRS Employer
   of incorporation)         File Number)    Identification)

    1239 South Glendale Avenue - Glendale California 91205
         (Address of principal executive offices)   (Zip Code)

                      (818) 550-6181
    Registrant's telephone number, including area code
 ...............................................................
 ...............................................................

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Item 4. Change in Registrant's Certifying Accountant.

     Effective February 3, 2000, the Board of Directors of
SBI Communications, Inc., ("SBI") terminated Daniel,
Ratliff And Company ("Ratliff") as its' independent public accountants. Subsequently to our Board of Directors meeting
Ratliff resigned.

     SBI, has been advised by Daneil, Ratliff and Company for the fiscal year ended 1997, the former accountants did not complete the audit due to unresolved issues as outlined in
Exhibit 16 of this filing.

     There were no disagreements of accounting principles that subsequently lead to the resignation of the former accountant.

     SBI believes, that for the two fiscal years ended December 31, 1998, and December 31, 1999 period through March 20, 2000, SBI and
Ratliff did not have any agreement or disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Ratliff, would have caused it to make reference in connection with the report on SBI's financial statements to the subject matter of the disagreement. The audit for referenced years was performed by the Company's new accounting and auditing firm Jay J. Shapiro, CPA.

     We have resolved our disagreement with our former accountant as follows:

     Item 1.) The former accountant has resigned from the engaged year of 1997. SBI's new accounting firm will be responsible for the providing SBI an opinion for the 1997 audited financials.

     Item 2.) A.) The value of the real estate as reflected on the 1998 and 1999 audit was resolved by a purchase of the real estate for $6,000,000.00 in cash and stock.

          B.) The unrecorded back franchise taxes or fines of $25,000.00 was accrued on the 1998 and 1999 audited statements. This information was obtained by contacted the Secretary of State of Delaware.

          C.) SBI will amend and re-file the 1997 and 1998 10-KSB to contain accountants opinion.

     Item 3.) Stock holders and others may contact the Registrant at the disclosed number on it's filings. That number (818) 550-6181

                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, SBI has duly caused this statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: April 26, 2000                SBI Communications, Inc.
                                    By: /s/ Ron Foster
                                    -----------------------
                                    Ron Foster, Chairman


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EXHIBIT 16
           (LETTERHEAD OF Daniel, Ratliff and Company.)

March 30,2000

Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 9-5
405 Fifth Street, N.W.
Washington, D.C. 20549
Dear Sirs/Madams:

We have read Item 4 of Form 8-K of SBI Communications, Inc. (the "Registrant") as filed with the Securities and Exchange Commission on March 27, 2000, and have the following comments. We are not aware of a Board of Directors meeting discussing our termination. Our latest communication with the Registrant prior to our resignation was in December of 1999. We forwarded to the Registrant a letter of resignation dated March 20, 2000. We resigned for the following reasons:

1. We were contacted by another CPA on March 16, 2000, stating that he had been asked to quote on rendering an audit opinion on the 1997 financial statements of the Registrant. We had been engaged on December 5, 1997, to perform such audit. We performed certain field work in May of 1998, but due to cash flow problems, management asked that we suspend work until additional funds could be raised by the Registrant to allow payment for our services. This is the second time the Registrant has attempted to hire another CPA firm to finish the 1997 audit work. This clearly indicated to us that management does not wish to continue our relationship.

2. We have been unable to resolve certain issues relating to the 1997 audit, including a) the value of the real estate that should be reflected on the balance sheet, b) the issue of unrecorded back franchise taxes or fines, and c) the impact of filing Form 1O-KSB without the required opinion of a certified public accountant on the financial statements.

3. Our inability to contact the Registrant because of disconnected telephone numbers, with no notification from management of new numbers to use to keep communication channels open. Again, this is an indication to us that management is not comfortable continuing our relationship.

Daniel, Ratliff & Company
Charlotte, North Carolina
March 30,2000